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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

           Date of Report (Date of earliest reported): October 4, 2001


                       Electronic Data Systems Corporation
             (Exact name of registrant as specified in its chapter)

               Delaware                                 01-11779                             75-2548221
       (State or other jurisdiction                   (Commission                          (IRS Employer
            of incorporation                          File Number)                       Identification No.)

             5400 Legacy Drive, Plano, Texas                                              75024
           (Address of principal executive offices)                                    (Zip Code)

                                 (972) 604-6000
              (Registrant's telephone number, including area code)

                                 Not Applicable
          (Former name or former address, if changed since last report)

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Item 5.  Other Events.

     On June 6, 2001, Electronic Data Systems Corporation (the "Company") filed, pursuant to Rule 415 under the Securities Act of 1933, as amended (the "Act"), a registration statement on form S-3 (File No. 333-62442), which was declared effective on June 13, 2001 (the "Registration Statement"). On October 9, 2001, the Company filed a Prospectus Supplement, dated October 4, 2001, which included the Prospectus dated June 13, 2001, relating to the offering of $962,300,000 aggregate principal amount at maturity of the Company's Zero-Coupon Convertible Senior Notes Due October 10, 2021 (the "Notes"), plus an additional $38,456,000 aggregate principal amount at maturity of Notes subject to the underwriters' over-allotment option. On October 4, 2001, the Company entered into an Underwriting Agreement with Credit Suisse First Boston Corporation and Salomon Smith Barney Inc., relating to the offering by the Company of the Notes under the Registration Statement. In this connection, the Company is filing certain exhibits as part of this Form 8-K. See "Item 7. Exhibits."

Item 7. Exhibits

Exhibit
Number         Description
------         -----------

 1.1 Underwriting Agreement, dated October 4, 2001, between the Company and Credit Suisse First Boston Corporation and Salomon Smith Barney Inc.

 4.1 Third Supplemental Indenture, dated October 10, 2001, between Electronic Data Systems Corporation and The Chase Manhattan Bank, as Trustee.

 8.1           Tax Opinion of Baker Botts L.L.P.

12.1           Computation of Ratio of Earnings to Fixed Charges.

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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         ELECTRONIC DATA SYSTEMS CORPORATION

                                         By: /s/ D. Gilbert Friedlander
                                             ----------------------------------
                                         Name:  D. Gilbert Friedlander
                                         Title: Senior Vice President, General
                                                Counsel and Secretary

Date: October 10, 2001


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                                  EXHIBIT INDEX

Exhibit
Number         Description
------         -----------

 1.1 Underwriting Agreement, dated October 4, 2001, between the Company and Credit Suisse First Boston Corporation and Salomon Smith Barney Inc.

 4.1 Third Supplemental Indenture, dated October 10, 2001, between Electronic Data Systems Corporation and The Chase Manhattan Bank, as Trustee.

 8.1           Tax Opinion of Baker Botts L.L.P.

12.1           Computation of Ratio of Earnings to Fixed Charges.